SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934.
[x]	Filed by the Registrant
[ ]	Filed by Party other than the Registrant

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PARALLAX ENTERTAINMENT, INC.
 (Exact name of Registrant as specified in its charter.)

Commission File number 000-32585

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-1:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

PARALLAX ENTERTAINMENT, INC.

September 5, 2002

Dear Shareholders:

You are cordially invited to attend our annual meeting of shareholders of PARALLAX ENTERTAINMENT, INC. to be held on Friday, September 27, 2002 at 10:00 a.m. (Pacific Daylight Time) at #217, 11625 Elbow Drive, S.W, Calgary, Alberta, Canada T2W 1G8.

In addition to the items set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, we will report on current activities of the Company and will provide an opportunity to discuss matters of interest to you as a shareholder.

We sincerely hope you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please sign, date and promptly return the enclosed proxy to ensure that your shares are represented.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in PARALLAX ENTERTAINMENT, INC.

Very truly yours,

/s/ Yarek Bartosz Yarek Bartosz, President

PARALLAX ENTERTAINMENT, INC.

NOTICE OF GENERAL MEETING OF SHAREHOLDERS

September 5, 2002
 ____________________

To the Shareholders:

An Annual Meeting of Shareholders of PARALLAX ENTERTAINMENT, INC. (the "Company") will be held on Friday, September 27, 2002, at 10:00 a.m. (Pacific Daylight Time) at #217, 11625 Elbow Drive, S.W, Calgary, Alberta, Canada T2W 1G8 for the following purposes:

1.	To elect one director to a one year term to positions on the Board of Directors;
2.	To ratify and confirm the appointment of Whitley Penn, Certified Public Accountants as auditor to the Company for fiscal year 2003;

Only shareholders of record at the close of business on September 4, 2002 are entitled to notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Yarek Bartosz Yarek Bartosz, President

IMPORTANT

Whether or not you plan to attend the meeting, please sign, date and return promptly the enclosed proxy in the enclosed envelope. Promptly signing, dating and returning the proxy will save the Company the additional expense of further solicitation.

PARALLAX ENTERTAINMENT, INC.
_____________________

PROXY STATEMENT
_____________________

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PARALLAX ENTERTAINMENT, INC. ("Parallax" or the "Company") to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, September 27, 2002 at 10:00 a.m. (Pacific Daylight Time). Shareholders who execute proxies may revoke them at any time prior to their exercise by delivering a written revocation to the Secretary of the Company, by submission of a proxy with a later date or by voting in person at the meeting. These proxy materials, together with the Company's notice of annual meeting to shareholders, are being mailed to shareholders on or about September 5, 2002.

Shareholders of record at the close of business on September 4, 2002 will be entitled to vote at the meeting on the basis of one vote for each share held. On September 4, 2002, there were outstanding 76,575,107 shares of common stock of the Company.

PROPOSAL 1: ELECTION OF DIRECTORS

The following person has been nominated to serve as the sole director of the Company:

Yarek Bartosz

Mr. Bartosz of the nominees currently serve on the Company's Board of Directors. He has been nominated to serve as the sole director for a term of one year or until his successor is elected and qualified.

Unless a shareholder indicates otherwise, each signed proxy will be voted for the election of Mr. Bartosz.

Mr. Bartosz will be elected to the board of directors provided he receives a majority of the votes cast at the annual meeting.

Nominee for Election
*

Yarek Bartosz

Mr. Bartosz has been the President, Chief Executive Officer, Secretary/Treasurer, Chief Financial Officer and a member of the Board of Directors of the Company, since July 2002. Since August 1997, Mr. Bartosz has owned and operated Public Company Advisor's Inc. Public Company Advisor's Inc. business is to create, purchase, reorganize, merge and sell public companies.

The Board of Directors recommends a vote FOR Mr. Bartosz as the Company's sole director.

Compensation Of The Board Of Directors

Mr. Bartosz will not receive any compensation for his service as director or member of committees of the Board of Directors.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information, as of September 4, 2002, regarding the beneficial ownership of the Company's common stock by any person known to the Company to be the beneficial owner of more than five percent of the outstanding common stock, by directors and certain executive officers, and by all directors and executive officers of the Company as a group.

Company Stock Ownership

Name of Beneficial Owner	Number of Shares	Percentage of Outstanding Shares
Yarek Bartosz 9521 21 Street S.E Calgary, Alberta T2C-4B1	39,200,000	51.0%
All Executive Officers and Directors (One individual)	39,200,000	51.0%

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors requests that the shareholders ratify its selection of Whitley Penn, Certified Public Accountants, as independent auditors for the Company for the fiscal year ended December 31, 2003. If the shareholders do not ratify the selection of Whitley Penn, Certified Public Accountants, another firm of certified public accountants will be selected as independent auditors by the Board.

Representatives of Whitley Penn, Certified Public Accountants are not anticipated to be present at the meeting. Written questions may be directed to Whitley Penn, 5420 LBJ Freeway, Suite 1440, Dallas, Texas 75240.

The Board of Directors recommends a vote FOR the ratification of the selection of Whitley Penn, Certified Public Accountants, as independent auditors for fiscal year 2003.

EXECUTIVE COMPENSATION

Report of the Board of Directors on Executive Compensation

In July 2002, Mr. Yarek Bartosz was appointed as the sole officer and director of Parallax Entertainment.

The Board of Directors was responsible for establishing compensation policy and administering the compensation programs of the Company's executive officers. Yarek Bartosz, the Company's only executive officer at the end of the most recent fiscal year was paid no compensation for the year or any prior year.

Summary Compensation Table

The following table summarized the total compensation, for Mr. Yarek Bartosz, the Company's sole officer and director (the "Named Executive Officer") since inception.

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other	Restricted Stock Awards	Shares Underlying Options	All Other Compen- sation
Yarek Bartosz President, Secretary/Treasurer	2002 2001 2000	- - -	- - -	- - -	- - -	- - -	- - -

Gust C. Kepler [1] Chief Executive Officer, resignation	2002 2001 2000	- -	- -	- -	2,100,000 30,000,000	- -	- -

[1]     The Company issued Gust C. Kepler, Chief Executive Officer and Director, 30,000,000 shares of common stock           in October 2001, for services as President of the Company.

Stock Options

The Company has never granted stock option since inception. The following table sets forth certain information about the stock option awards that were made to the Named Executive Officer during fiscal 2002.

Option Grants In Last Fiscal Year
Name	Number of Shares Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price per Share	Fair Market Value on Grant Date	Grant Date	Expiration Date	Grant Date Present Value

Yarek Bartosz	None	n/a	n/a	n/a	n/a	n/a	n/a
Gust C. Kepler	None	n/a	n/a	n/a	n/a	n/a	n/a

The following table sets forth certain information about option exercises during fiscal 2002 by the Named Executive Officer.

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End
			Exercisable	Unexercisable	Exercisable	Unexercisable
Yarek Bartosz	None	n/a	n/a	n/a	n/a	n/a
Gust C. Kepler	None	n/a	n/a	n/a	n/a	n/a

Equity Compensation Plans and Other Benefit Plans

The Company does not have and never has had any equity compensation plans including stock option plans. Further, the Company does not have any other benefit plans.

Employment Agreements

Mr. Yarek Bartosz is the sole Company's officer and employee. The Company does not have an employment agreement with Mr. Bartosz.

Certain Relationships and Related Transactions

No director, executive officer or nominee for election as a director of Pallalax Entertainment, and no owner of five percent or more of Pallalax Entertainment's outstanding shares or any member of their immediate family has entered into or proposed any transaction in which the amount involved exceeds $60,000.

SOLICITATION OF PROXIES

The proxy card accompanying this proxy statement is solicited by the Board of Directors. Proxies may be solicited by officers, directors and other employees of the Company, none of whom will receive any additional compensation for their services. Solicitations of proxies may be made personally, or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All costs of soliciting proxies will be paid by the Company.

OTHER MATTERS

The Company is not aware of any other business to be acted upon at the meeting. If other business requiring a vote of the shareholders should come before the meeting, the holders of the proxies will vote in accordance with their best judgment.

September 4, 2002

P R O X Y

FOR THE ANNUAL MEETING
OF SHAREHOLDERS OF
PARALLAX ENTERTAINMENT, INC.

KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Yarek Bartosz with the power of substitution, attorneys and proxies to appear and vote at the Annual Meeting of Shareholders of Parallax Entertainment, Inc., on Friday, September 27, 2002 at 10:00 a.m. (Pacific Daylight Time) at #217, 11625 Elbow Drive, S.W, Calgary, Alberta, Canada T2W 1G8, and at any adjournments thereof, with all the powers the undersigned would possess if personally present, including authority to vote on the matters shown below in the manner directed and upon any other matter which may properly come before the meeting.

This proxy is solicited on behalf of the Board of Directors of Parallax Entertainment, Inc. Except as specified to the contrary below, the shares represented by this proxy will be voted for Proposals 1 and 2. The undersigned hereby revokes any proxy previously given to vote such shares at the meeting or at any adjournment.

 PLEASE MARK THE FOLLOWING WITH AN "X."

1.	[ ]	ELECTION OF DIRECTORS FOR all nominees listed below (except as marked to the contrary below)		[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)
Yarek Bartosz
2.	Ratification and confirmation of appointment of auditors.
	[ ]	FOR	[ ]	AGAINST	[ ]	AGAINST

PLEASE VOTE, DATE AND SIGN YOUR NAME(S) EXACTLY AS PRINTED ON THIS PROXY, indicating, where applicable, official position or representative capacity.

[LABEL]

__________________________________________
Signature

__________________________________________
(Additional signature(s) if held jointly)

DATE:   _________________________________

PLEASE RETURN THIS PROXY IN THE POSTAGE PAID
SELF ADDRESSED ENVELOPE ENCLOSED.